CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Skylyft Media Group, Inc.. (the “Company”) for the quarter ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Richard Yanke, Chief Executive Officer and Gregory F. Guido, Chief Financial Officer of Skylyft Media Group, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)      the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2007

 /s/ Richard Yanke

Richard Yanke

Chief Executive Officer

/s/ Gregory F. Guido

Gregory F. Guido

Chief Financial Officer